Exhibit 99.2


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NELNET   121 South 13th Street, Suite 400   P 402 458 2370    www.nelnet.net
         Lincoln, NE  68506                 F 402 458 2344    NELNET CORPORATE
                                                              SERVICES, INC.
--------------------------------------------------------------------------------

FOR RELEASE: 10/26/05
MEDIA CONTACT: Sheila Odom, 402.458.2329
INVESTOR CONTACT: Cheryl Watson, 317.469.2064

NELNET, INC. SUPPLEMENTAL FINANCIAL INFORMATION FOR THE THIRD QUARTER 2005

The following supplemental information should be read in connection with the third-quarter 2005 earnings press release of Nelnet, Inc. (the "Company"), dated October 26, 2005.

Statements in this supplemental financial information release, which refer to expectations as to future developments, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements contemplate risks, uncertainties, and other factors that may cause the actual results to differ materially from such forward-looking statements. Such factors include among others, changes in, or arising from, the implementation of applicable laws and regulations or changes in laws and regulations affecting the education finance marketplace. Changes in the terms of student loans and the educational credit marketplace arising from the implementation of applicable laws and regulations and from changes in such laws and regulations, changes in the demand for educational financing, or in financing preferences of educational institutions, students and their families, and changes in the general interest rate environments, could also have a substantial impact on future results. Certain prior year amounts have been reclassified to conform to the current period presentation. For more information see our filings with the Securities and Exchange Commission.


CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                                                      THREE MONTHS ENDED         NINE MONTHS ENDED
                                                         SEPTEMBER 30,             SEPTEMBER 30,
                                                    -----------------------  ------------------------
                                                        2005        2004        2005         2004
                                                    -----------  ----------  -----------  -----------
                                                                       (UNAUDITED)
                                                        (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)
Interest income:
    Loan interest, excluding variable-rate
       floor income                                $   247,791  $   171,427  $   671,589  $   519,059
    Variable-rate floor income                               -            -            -          348
    Amortization of loan premiums and deferred
       origination costs                               (20,041)     (18,395)     (52,370)     (53,249)
    Investment interest                                 11,491        4,918       26,643       11,750
                                                    -----------  -----------  -----------  -----------
      Total interest income                            239,241      157,950      645,862      477,908

Interest expense:
    Interest on bonds and notes payable                160,243       68,545      398,045      169,940
                                                    -----------  -----------  -----------  -----------

      Net interest income                               78,998       89,405      247,817      307,968

Less provision (recovery) for loan losses                1,402        2,300        5,557       (1,006)
                                                    -----------  -----------  -----------  -----------

      Net interest income after provision
         (recovery) for loan losses                     77,596       87,105      242,260      308,974
                                                    -----------  -----------  -----------  -----------
Other income (loss):
    Loan and guarantee servicing income                 37,459       24,513      109,313       73,422
    Other fee-based income                              10,503        1,840       22,886        5,359
    Software services income                             1,951        1,849        6,759        5,521
    Other income                                         2,458        4,356        5,382        7,084
    Derivative market value adjustments                 65,382      (39,757)      74,300      (39,209)
    Derivative settlements, net                         (2,962)     (16,457)     (19,049)     (19,389)
                                                    -----------  -----------  -----------  -----------
      Total other income (loss)                        114,791      (23,656)     199,591       32,788
                                                    -----------  -----------  -----------  -----------
 Operating expenses:
    Salaries and benefits                               44,311       25,060      123,615      101,865
    Other expenses                                      32,705       24,167       95,936       72,613
    Amortization of intangible assets                    1,919        2,275        4,651        6,432
                                                    -----------  -----------  -----------  -----------
      Total operating expenses                          78,935       51,502      224,202      180,910
                                                    -----------  -----------  -----------  -----------

      Income before income taxes                       113,452       11,947      217,649      160,852

Income tax expense                                      41,091        4,310       78,974       58,841
                                                    -----------  -----------  -----------  -----------

      Net income before minority interest               72,361        7,637      138,675      102,011

Minority interest in net earnings of subsidiaries         (229)           -         (229)           -
                                                    -----------  -----------  -----------  -----------

      Net income                                   $    72,132  $     7,637  $   138,446  $   102,011
                                                    ===========  ===========  ===========  ===========

      Earnings per share, basic and diluted        $      1.34  $      0.14  $      2.58  $      1.90
                                                    ===========  ===========  ===========  ===========

Weighted average shares outstanding                 53,734,218   53,648,788   53,709,801   53,644,056


CONDENSED CONSOLIDATED BALANCE SHEETS AND FINANCIAL DATA

                                                  AS OF          AS OF        AS OF
                                               SEPTEMBER 30,  DECEMBER 31, SEPTEMBER 30,
                                                   2005           2004         2004
                                               -------------  ------------ -------------
                                                (UNAUDITED)                 (UNAUDITED)
                                                        (DOLLARS IN THOUSANDS)
Assets:
    Student loans receivable, net               $16,379,293   $13,461,814   $12,793,704
    Cash, cash equivalents, and investments       1,304,261     1,302,954       933,271
    Goodwill                                         67,942         8,522         8,522
    Intangible assets, net                           34,644        11,987        10,546
    Other assets                                    525,185       374,728       368,753
                                                ------------  ------------  ------------
      Total assets                              $18,311,325   $15,160,005   $14,114,796
                                                ============  ============  ============

Liabilities:
    Bonds and notes payable                     $17,418,652   $14,300,606   $13,526,343
    Other liabilities                               295,582       403,224       179,838
                                                ------------  ------------  ------------
      Total liabilities                          17,714,234    14,703,830    13,706,181
                                                ------------  ------------  ------------

Minority interest in subsidiaries                       274             -             -

Shareholders' equity                                596,817       456,175       408,615
                                                ------------  ------------  ------------
    Total liabilities and shareholders' equity  $18,311,325   $15,160,005   $14,114,796
                                                ============  ============  ============

Return on average total assets                        1.10%         1.11%         1.04%
Return on average equity                              34.9%         39.7%         38.3%


NON-GAAP BASE NET INCOME

We prepare financial statements in accordance with generally accepted accounting principles ("GAAP"). In addition to evaluating the Company's GAAP-based financial information, management also evaluates the Company on certain non-GAAP performance measures that we refer to as base net income. While base net income is not a substitute for reported results under GAAP, we provide base net income as additional information regarding our financial results.

Base and GAAP net income includes approximately $21.8 million and $43.6 million of special allowance yield adjustments earned by the Company on a portion of its 9.5% floor loan portfolio for the three months ended September 30, 2005 and September 30, 2004, respectively, and $77.4 million and $167.9 million for the nine months ended September 30, 2005 and September 30, 2004, respectively. This amount is offset by net settlements of approximately $2.6 million and $17.2 million on derivative products used to hedge the loan portfolio earning the excess yield for the three months ended September 30, 2005 and September 30, 2004, respectively, and $17.0 million and $17.2 million for the nine months ended September 30, 2005 and September 30, 2004, respectively.

Base net income, excluding certain special allowance yield adjustments and related hedging activity related to this 9.5% portfolio, is used by management to develop the Company's financial plans, track results, and establish corporate performance targets.

The following table provides a reconciliation of GAAP net income to base net income and also reflects the earnings per share impact of certain special allowance yield adjustments and related hedging activity related to this 9.5% portfolio.

                                                 THREE MONTHS ENDED        NINE MONTHS ENDED
                                                   SEPTEMBER 30,              SEPTEMBER 30,
                                             -------------------------  ------------------------
                                                  2005         2004         2005        2004
                                             ------------  -----------  ------------ -----------
                                                  (DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)
GAAP net income                               $  72,132    $   7,637    $ 138,446    $  102,011
Base adjustments:
    Derivative market value adjustments         (65,382)      39,757      (74,300)       39,209
    Amortization of intangible assets             1,919        2,275        4,651         6,432
    Variable-rate floor income                        -            -            -          (348)
                                               ---------    ---------    ---------    ----------
Total base adjustments before income taxes      (63,463)      42,032      (69,649)       45,293
Net tax effect (a)                               24,116      (15,972)      26,467       (17,211)
                                               ---------    ---------    ---------    ----------
Total base adjustments                          (39,347)      26,060      (43,182)       28,082
                                               ---------    ---------    ---------    ----------
    Base net income                           $  32,785    $  33,697    $  95,264    $  130,093
                                               =========    =========    =========    ==========

Earnings per share, basic and diluted:
    GAAP net income                           $    1.34    $    0.14    $    2.58    $     1.90
                                               =========    =========    =========    ==========

    Base net income                           $    0.61    $    0.63    $    1.77    $     2.43
    Special allowance yield adjustments (b)       (0.22)       (0.31)       (0.70)        (1.74)
                                               ---------    ---------    ---------    ----------
    Base net income, excluding the special
      allowance yield adjustments (b)         $    0.39    $    0.32    $    1.07    $     0.69
                                               =========    =========    =========    ==========

-----------------------------------------------

(a) Tax effect computed at 38%.
(b) The special allowance yield adjustments are net of derivative settlements and taxes.

Our base net income is a non-GAAP financial measure and may not be comparable to similarly titled measures reported by other companies. The Company's base net income presentation does not represent another comprehensive basis of accounting. A more detailed discussion of the differences between GAAP and base net income follows.

DERIVATIVE MARKET VALUE ADJUSTMENTS: Base net income excludes the periodic unrealized gains and losses caused by the change in market value on those derivatives in which the Company does not qualify for hedge accounting. The Company maintains an overall interest rate risk management strategy that incorporates the use of derivative instruments to reduce the economic effect of interest rate volatility. Derivative instruments that are primarily used as part of the Company's interest rate risk management strategy include interest rate swaps and basis swaps. Management has structured all of the Company's derivative transactions with the intent that each is economically effective. However, the Company's derivative instruments do not qualify for hedge accounting under Statement of Financial Accounting Standards No. 133, ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES, and thus may adversely impact earnings.

AMORTIZATION OF INTANGIBLE ASSETS: We exclude amortization of acquired intangibles in our base net income.

VARIABLE-RATE FLOOR INCOME: Loans that reset annually on July 1 can generate excess spread income as compared to the rate based on the special allowance payment formula in declining interest rate environments. We refer to this additional income as variable-rate floor income. Base net income excludes variable-rate floor income.

STUDENT LOANS RECEIVABLE

Student loans receivable includes all student loans owned by or on behalf of the Company and includes the unamortized cost of acquisition or origination less an allowance for loan losses. The following table describes the components of our loan portfolio:

                                                 AS OF                     AS OF                     AS OF
                                              SEPTEMBER 30,             DECEMBER 31,              SEPTEMBER 30,
                                                  2005                      2004                      2004
                                        ------------------------  ------------------------  ------------------------
                                                      PERCENT                   PERCENT                    PERCENT
                                           DOLLARS    OF TOTAL      DOLLARS     OF TOTAL      DOLLARS      OF TOTAL
                                        ------------ -----------  ------------ -----------  ------------ -----------
                                                                  (DOLLARS IN THOUSANDS)
Federally insured:
    Stafford                            $ 5,623,229      34.3 %   $ 5,047,487     37.5 %    $ 5,218,535      40.8 %
    PLUS/SLS                                294,888       1.8         252,910      1.9          263,118       2.1
    Consolidation                        10,170,684      62.1       7,908,292     58.7        7,056,556      55.2
Non-federally insured                        96,920       0.6          90,405      0.7           92,247       0.7
                                        ------------ ---------    ------------ --------     ------------ ---------

      Total                              16,185,721      98.8      13,299,094     98.8       12,630,456      98.8

Unamortized premiums and deferred
    origination costs                       205,656       1.3         169,992      1.3          171,694       1.3
Allowance for loan losses:
    Allowance - federally insured               (98)      0.0            (117)     0.0             (706)      0.0
    Allowance - non-federally insured       (11,986)     (0.1)         (7,155)    (0.1)          (7,740)     (0.1)
                                        ------------ ---------    ------------ --------     ------------ ---------
      Net                               $16,379,293     100.0 %   $13,461,814    100.0 %    $12,793,704     100.0 %
                                        ============ =========    ============ ========     ============ =========

The following table sets forth the loans originated or acquired through each of our channels:

                                                   THREE MONTHS ENDED              NINE MONTHS ENDED
                                                      SEPTEMBER 30,                    SEPTEMBER 30,
                                               ----------------------------  -----------------------------
                                                   2005          2004            2005           2004
                                               -------------  -------------  -------------  --------------
                                                                  (DOLLARS IN THOUSANDS)
Beginning balance                              $ 15,469,689   $ 12,033,329   $ 13,299,094    $ 10,314,874
Direct channel:
    Consolidation loan originations               1,097,436        857,456      2,624,106       2,169,374
    Less consolidation of existing portfolio       (559,700)      (404,500)    (1,274,100)       (997,800)
                                               -------------  -------------  -------------  --------------
      Net consolidation loan originations           537,736        452,956      1,350,006       1,171,574
    Stafford/PLUS loan originations                 239,927        102,203        567,549         222,515
Branding partner channel                             43,934         91,446      1,126,788         806,653
Forward flow channel                                260,072        174,922        901,185         623,014
Other channels                                        5,015         73,279         39,200         204,062
                                               -------------  -------------  -------------  --------------
    Total channel acquisitions                    1,086,684        894,806      3,984,728       3,027,818

Loans acquired in business acquisition                    -              -              -         136,138
Repayments, claims, capitalized
    interest, and other                            (370,652)      (297,679)    (1,098,101)       (848,374)
                                               -------------  -------------  -------------  --------------
Ending balance                                 $ 16,185,721   $ 12,630,456   $ 16,185,721    $ 12,630,456
                                               =============  =============  =============  ==============


INTEREST RATE SENSITIVITY

The following table shows the Company's student loan assets currently earning at a fixed rate as of September 30, 2005:

                           BORROWER/
               FIXED       LENDER            ESTIMATED
             INTEREST     WEIGHTED           VARIABLE           BALANCE
               RATE        AVERAGE          CONVERSION         OF FIXED
              RANGE         YIELD             RATE (A)        RATE ASSETS
            ---------   ---------------   ---------------    --------------
                                                            (IN THOUSANDS)
          6.5 - 7.0%         6.71 %              4.07 %      $   355,993
          7.0 - 8.0          7.51                4.87            321,057
           > 8.0             8.55                5.91            935,846
          9.5 floor yield    9.50                6.86          3,101,140
                                                             ------------
                                                             $ 4,714,036
                                                             ============
      -----------------------

      (a) The estimated variable conversion rate is the estimated short-term interest rate at which loans would convert to variable rate.


As a portion of the Company's student loan assets earn a fixed rate, management uses fixed-rate debt and interest rate swaps to reduce the economic effect of interest rate volatility. As of September 30, 2005, the Company had fixed-rate debt of $561 million (excluding the Company's unsecured debt of $275 million). The following table summarizes the notional values and weighted average interest rates of the Company's outstanding derivative instruments used to hedge the fixed-rate student loan portfolio as of September 30, 2005 (dollars in millions):

                                  WEIGHTED                 WEIGHTED
                        FIXED/     AVERAGE     FLOATING/   AVERAGE        NET
                       FLOATING     FIXED        FIXED      FIXED       NOTIONAL
      MATURITY        SWAPS (a)  RATE (a)(b)    SWAPS     RATE (c)      AMOUNT
-------------------- ----------  -----------  ---------  ----------   ----------

2005                 $     600       2.23 %   $    800        3.58 %  $    (200)
2006                       613       2.99            -           -          613
2007                       512       3.42            -           -          512
2008                       463       3.76            -           -          463
2009                       312       4.01            -           -          312
2010 and thereafter      1,938       4.29            -           -        1,938
                     ---------- ----------    ---------  ----------   ----------
     Total           $   4,438       3.66 %   $    800        3.58 %  $   3,638
                     ========== ==========    =========  ==========   ==========

---------------------

(a) Includes an interest rate swap with a notional amount of $250 million that expired on October 3, 2005 with a fixed rate of 1.75%.
(b) This amount represents the weighted average fixed interest rate paid by the Company on these interest rate swaps.
(c) This amount represents the weighted average fixed interest rate received by the Company on these interest rate swaps.

The following table shows the Company's pro forma student loan assets, including the estimated effects of the acquisitions of LoanSTAR Funding Group and assets from Chela Education Finance, currently earning at a fixed rate as of September 30, 2005:


                          BORROWER/
             FIXED         LENDER           ESTIMATED         PRO FORMA
           INTEREST       WEIGHTED           VARIABLE          BALANCE
             RATE          AVERAGE          CONVERSION         OF FIXED
             RANGE          YIELD            RATE (A)         RATE ASSETS
           ---------   ---------------    --------------    --------------
                                                             (IN THOUSANDS)
         6.5 - 7.0%         6.71 %             4.07 %       $     423,115
         7.0 - 8.0          7.52               4.88               384,529
          > 8.0             8.54               5.90             1,083,255
         9.5 floor yield    9.50               6.86             3,512,936
                                                            -------------
                                                            $   5,403,835
                                                            =============
      -----------------------

      (a) The estimated variable conversion rate is the estimated short-term interest rate at which loans would convert to variable rate.


STUDENT LOAN SERVICING

The Company performs servicing activities for itself and third parties. The following table summarizes the Company's loan servicing volumes:


                                                           AS OF SEPTEMBER 30,
                           -------------------------------------------------------------------------------------
                                           2005                                        2004
                           -----------------------------------------  ------------------------------------------
                           COMPANY    %   THIRD PARTY  %     TOTAL     COMPANY    %    THIRD PARTY  %    TOTAL
                           --------- ---  ----------- ---- ---------  --------- ----   ----------- ---- --------
                                                                       (DOLLARS IN MILLIONS)
FFELP and private loans    $ 14,700  63%     $8,458   37%  $ 23,158   $ 11,260   55%    $ 9,115    45%   $20,375
Canadian loans (in U.S. $)        -   -       8,118  100%     8,118          -    -           -     -         -
                           ---------     -----------      ----------  ---------       ----------        --------

Total                      $ 14,700  47%   $ 16,576   53%  $ 31,276   $ 11,260   55%    $ 9,115    45%   $20,375
                           =========     ===========      ==========  =========       ==========        ========


STUDENT LOAN SPREAD

The following table analyzes the student loan spread on our portfolio of student loans. This table represents the spread on assets earned in conjunction with the liabilities used to fund the assets, including the effects of net derivative settlements.

                                                        THREE MONTHS ENDED             NINE MONTHS ENDED
                                                           SEPTEMBER 30,                 SEPTEMBER 30,
                                                    --------------------------   ---------------------------
                                                         2005         2004           2005           2004
                                                    ------------  ------------   ------------   ------------

Student loan yield                                         6.94 %        6.25 %         6.72 %         6.71 %
Consolidation rebate fees                                 (0.65)        (0.59)         (0.64)         (0.57)
Premium and deferred origination costs amortization       (0.51)        (0.61)         (0.47)         (0.63)
                                                    ------------  ------------   ------------   ------------

Student loan net yield                                     5.78          5.05           5.61           5.51
Student loan cost of funds (a)                            (3.83)        (2.53)         (3.52)         (2.02)
                                                    ------------  ------------   ------------   ------------

Student loan spread                                        1.95          2.52           2.09           3.49
Special allowance yield adjustments, net of
   settlements on derivatives (b)                         (0.49)        (0.87)         (0.55)         (1.78)
                                                    ------------  ------------   ------------   ------------

Core student loan spread                                   1.46 %        1.65 %         1.54 %         1.71 %
                                                    ============  ============   ============   ============

Average balance of student loans (in thousands)     $15,628,420   $12,108,981    $14,766,024    $11,282,561
Average balance of debt outstanding (in thousands)   16,564,494    13,363,469     15,669,656     12,475,490

---------------------------------------------------

(a) The student loan cost of funds includes the effects of the net settlement costs on the Company's derivative instruments.

(b) The special allowance yield adjustments represent the impact on net spread had loans earned at statutorily defined rates under a taxable financing. The special allowance yield adjustments have been reduced by net settlements on derivative instruments that were used to hedge this loan portfolio earning the excess yield.